UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 15, 2021

Square, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37622	80-0429876
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1455 Market Street, Suite 600

San Francisco, CA 94103

(Address of principal executive offices, including zip code)

(415) 375-3176

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.0000001 par value per share	SQ	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 15, 2021, Square, Inc. (the “Company”) held its 2021 annual meeting of stockholders (the “Annual Meeting”). The stockholders of the Company voted on the following five proposals at the Annual Meeting, each of which is more fully described in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 29, 2021:

1.	To elect four Class III directors to serve until the 2024 annual meeting of stockholders and until their successors are duly elected and qualified;

2.	To approve, on an advisory basis, the compensation of the Company’s named executive officers;

3.	To ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2021;

4.	To vote upon a proposal submitted by one of the Company’s stockholders regarding an independent chair; and

5.	To vote upon a proposal submitted by one of the Company’s stockholders regarding a change in stockholder voting.

Holders of the Company’s Class A common stock, par value $0.0000001 per share (the “Class A Common Stock”), were entitled to one vote on each proposal for each share held as of the close of business on April 22, 2021 (the “Record Date”), and holders of the Company’s Class B common stock, par value $0.0000001 per share (the “Class B Common Stock”), were entitled to ten votes on each proposal for each share held as of the close of business on the Record Date. The Class A Common Stock and Class B Common Stock voted as a single class on all matters.

At the beginning of the Annual Meeting, present in person or by proxy were holders of 311,245,144 shares of Class A Common Stock and 62,826,277 shares of Class B Common Stock, together representing 91.5% of the combined voting power of all issued and outstanding shares of Class A Common Stock and Class B Common Stock entitled to vote at the Annual Meeting, constituting a quorum.

The final voting results for each of these proposals are detailed below.

1.	Election of Directors

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Randy Garutti	777,301,182	89,245,051	72,961,681
Mary Meeker	813,458,612	53,087,621	72,961,681
Lawrence Summers	817,890,007	48,656,226	72,961,681
Darren Walker	814,983,957	51,562,276	72,961,681

Each director-nominee was duly elected as a Class III director to serve until the Company’s 2024 annual meeting of stockholders and until his or her successor is duly elected and qualified.

2.	Advisory Vote on Compensation of Named Executive Officers

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
807,858,648	58,244,034	443,551	72,961,681

The stockholders advised that they were in favor of the compensation of the Company’s named executive officers.

3.	Ratification of Appointment of Independent Registered Public Accounting Firm

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
938,200,738	979,641	327,535	0

The stockholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2021.

4.	Stockholder Proposal Regarding an Independent Chair

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
94,187,495	771,176,244	1,182,494	72,961,681

The stockholders rejected the proposal regarding an independent chair.

5.	Stockholder Proposal Regarding a Change in Stockholder Voting

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
171,197,461	694,034,716	1,314,056	72,961,681

The stockholders rejected the proposal regarding a change in stockholder voting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SQUARE, INC.

By	/s/ Sivan Whiteley
Sivan Whiteley
General Counsel and Corporate Secretary

Date: June 17, 2021